SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2019

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646		61-1430858
(Commission File Number)		(IRS Employer Identification No.)

26462 CORPORATE AVENUE HAYWARD, CA		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	UCTT	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Certain Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described below in Item 5.07, on May 23, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Ultra Clean Holdings, Inc. (the “Company”), the stockholders of the Company approved an amendment and restatement of the Company’s Amended and Restated Stock Incentive Plan (as so amended and restated, the “Plan”) that increased the aggregate number of shares of the Company’s common stock that may be issued or delivered pursuant to awards granted under the Plan by an additional 2,300,000 shares and extend the term of the Plan to 2029.

For a description of the terms and conditions of the Plan, please refer to “Proposal 2: Approval of an Amendment and Restatement of Our Stock Incentive Plan” on pages 18-23 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2019 (the “Proxy Statement”), which description is incorporated herein by reference.

The description of the Plan contained herein and in the Proxy Statement is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders considered and approved four proposals, each of which is described in more detail in the Proxy Statement.

The vote results detailed below represent the final results as certified by the Inspector of Elections:

Proposal 1

Election of directors for a one-year term.

Director	For	Against	Abstain	Broker Non-Votes
Clarence L. Granger	27,465,448	918,341	22,192	7,654,784
James P. Scholhamer	27,488,211	891,282	26,488	7,654,784
David T. ibnAle	27,941,254	438,269	26,458	7,654,784
Leonid Mezhvinsky	26,523,128	1,856,565	26,288	7,654,784
Emily M. Liggett	27,043,527	1,336,868	25,586	7,654,784
Thomas T. Edman	28,105,685	274,768	25,528	7,654,784
Barbara V. Scherer	28,103,512	274,602	27,867	7,654,784
Ernest E. Maddock	28,149,008	228,424	28,549	7,654,784

Proposal 2

Approval of the amendment and restatement of the Company’s stock incentive plan to increase the number of shares available for issuance under such Plan by an additional 2,300,000 shares and to extend the term of the Plan to 2029.

For	Against	Abstain	Broker Non-Votes
22,462,491	5,898,803	44,687	7,654,784

Proposal 3

Ratification of the appointment of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for fiscal 2019.

For	Against	Abstain
35,772,880	193,464	94,421

Proposal 4

Approval, by non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
24,044,478	3,798,082	563,421	7,654,784

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Ultra Clean Holdings, Inc. Amended and Restated Stock Incentive Plan (Amended as of April 23, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly

ULTRA CLEAN HOLDINGS, INC.

Date:	May 24, 2019	By:	/s/ Sheri Savage
			Name:	Sheri Savage
			Title:	Chief Financial Officer, Senior Vice President of Finance and Secretary